UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023 (July 25, 2023)

THE HEALING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152805	26-2862618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 W 50th Street, 2nd Floor, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

+1 866-241-0670-
(Registrant’s telephone number, including area code)

11th Floor, Ten Grand Street, Brooklyn, New York 11249
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Steve Barr

On July 25, 2023, the Board of Directors (the “Board”) of The Healing Company Inc. (the “Company”) increased the size of the Board to seven directors and, to fill one of the vacancies created by such increase, appointed Steve Barr to serve as a member of the Board. The Company entered into a Board of Directors Service Agreement (the “Service Agreement”) with Mr. Barr pursuant to which the Company agreed to pay Mr. Barr an annual fee of $37,500 for serving on the Board, to be paid in 12 equal monthly installments, and to grant Mr. Barr a Restricted Stock Award consisting of an aggregate of one hundred twenty-five thousand (125,000) shares of common stock of the Company. The Company will reimburse Mr. Barr for reasonable out-of-pocket expenses. A copy of the Service Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Mr. Barr has served as a partner and board member of Biome Capital Partners and related entities since June 2021. From November 2020 to July 2022, Mr. Barr served as President and Chief Financial Officer at iFIT Health and Fitness. From 1992 to September 2020, Mr. Barr served at PwC in various leadership capacities, including as a partner from 1998, and most recently as the Global and US Consumer Markets Leader. For the past 25 years Mr. Barr has served on the boards of numerous leading nonprofit organizations. From 1988 to 1992, Mr. Barr served as a senior associate at KPMG. Since 1992 Mr. Barr has been licensed as a Certified Public Accountant in the State of Ohio. In 1988 Mr. Barr earned his Bachelor of Science in Accounting from the University of Mount Union.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Board of Directors Services Agreement with Steve Barr dated July 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HEALING COMPANY INC.

Date: July 31, 2023	By:	/s/ Simon Belsham
	Name:	Simon Belsham
	Title:	Chief Executive Officer

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